SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 16, 2001
                                                 ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
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             (Exact name of registrant as specified in its charter)


      California                      0-32395                   33-0761517
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 7 ("Series 7") has acquired a limited partnership interest in United Development Limited Partnership, 2000, an Arkansas limited partnership (the "Local Limited Partnership" or "UNITED"). UNITED owns the Families First homes in West Memphis, Arkansas.

         The following table contains information concerning UNITED and Families First homes:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          LOCAL
                                                                                                          LIMITED
                                         ACTUAL OR                                                        PARTNER-
                                         ESTIMATED    ESTIMATED                              PERMANENT    SHIP'S
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     ANTICIPATED
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX          YEAR CREDITS
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS      TO BE FIRST
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)          AVAILABLE
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------ -------------
UNITED        Families      West         December     $3,533,700   51 3BR        $257-$573   $1,100,000   $3,000,000   2002
              First         Memphis      2001                      homes                     FNB (2)      LIHTC
                            (Crittenden
              51 homes      County),
                            Arkansas
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------ -------------

(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 7 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 7 was a limited partner of the Local Limited Partnership, and during which the Families First homes were completed and in service.

(2) Fidelity National Bank will provide the mortgage loan for a term of 16 years at an annual interest rate based upon the prime rate plus 1 percentage point, but not exceeding 11% over the term of the loan. Principal and interest will be payable monthly based on a 30-year amortization schedule. Outstanding principal and interest will be due upon maturity of the loan.

         West Memphis is in Crittenden County, Arkansas on Interstate Highway 40 along the Mississippi River, approximately six miles west of Memphis, Tennessee. The population is approximately 26,000, and the major employers for West Memphis residents are Schneider National Carrera (truck terminal), Family Dollar Stores, and USA Truck, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                          LOCAL                          SHARING RATIOS:                          ESTIMATED
LOCAL           LOCAL                     GENERAL        SHARING         ALLOCATIONS (4) AND                      ACQUISITION
LIMITED         GENERAL      PROPERTY     PARTNERS'      RATIOS:         SALE OR REFINANCING  SERIES 7's CAPITAL  FEES PAYABLE
PARTNERSHIP     PARTNERS     MANAGER (1)  FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)    TO FUND MANAGER
--------------- ------------ ------------ -------------- --------------- -------------------- ------------------- ------------------
UNITED          Harold E.    Buehler      $178,250       Series 7: 15%,  99.98/.01/.005/      $2,249,550          $209,958
                Buehler,     Enterprises,                but not less    .005
                Sr. and      Inc.                        than $2,500     20/80
                Jo Ellen                                 LGP: 70% of
                Buehler                                  the balance
                                                         The balance:
                                                         20/80
--------------- ------------ ------------ -------------- --------------- -------------------- ------------------- ------------------

(1) The Local General Partners are authorized to employ either themselves or one of their affiliates, or a third party, as property manager for leasing and management of the Families First homes. The maximum annual management fee payable to the property manager is determined pursuant to market conditions.

(2) The Local Limited Partnership will pay its Local General Partners or an affiliate of its Local General Partners fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 7 and the Local General Partners ("LGP") of the Local Limited Partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

                                       2

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 7,
(ii) WNC Housing, L.P., an affiliate of the sponsor which is the special limited partner, (iii) the original limited partner, an affiliate of the Local General Partners, and (iv) the Local General Partners.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the Families First homes, after payment of the mortgage loan and other Local Limited Partnership obligations, of (i) Series 7 and (ii) the Local General Partners.

(6) Series 7 will make its capital contributions to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information*

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of United Development Limited Partnership, 2000
         -----------------
         *To be filed upon availability if necessary.























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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7

Date: April 25, 2001             By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Amended and Restated Agreement of Limited Partnership of United Development Limited Partnership, 2000